Write-down and Loss on Sales of Vessels (Tables)	9 Months Ended
Sep. 30, 2019
Property, Plant and Equipment [Abstract]
Schedule of Impairment and Loss on Sale of Vessels, Equipment and Other Operating Assets
The following tables contain the write-downs and loss on sales of vessels for the three and nine months ended September 30, 2019 and 2018:

			Three Months Ended September 30,
Segment	Asset Type	Completion of Sale Date	2019 $	2018 $
Teekay Parent Segment – Offshore Production (1)	2 FPSOs	N/A	(175,000)	—
Teekay LNG Segment – Conventional Tankers (2)	Handymax	Oct-2019	(785)	—
Teekay LNG Segment – Conventional Tankers (3)	2 Suezmaxes	Oct/Dec-2018	—	(2,201)
Total			(175,785)	(2,201)

			Nine Months Ended September 30,
Segment	Asset Type	Completion of Sale Date	2019 $	2018 $
Teekay Parent Segment – Offshore Production (1)	3 FPSOs	N/A	(178,328)	—
Teekay LNG Segment – Conventional Tankers (2)	Handymax	Oct-2019	(785)	(13,000)
Teekay LNG Segment – Liquefied Gas Carriers (4)	4 Multi-gas Carriers	N/A	—	(33,000)
Teekay LNG Segment – Conventional Tankers (3)	2 Suezmaxes	Oct/Dec-2018	—	(7,863)
Other			—	170
Total			(179,113)	(53,693)

(1)
During the nine months ended September 30, 2019, the Company took impairment charges in respect of all three of its FPSO-related assets. The Company has continued to follow its strategy of contract extensions and a potential sale of any or all of the three FPSOs. Substantially all of the $178.3 million impairment in the nine months ended September 30, 2019 relates to the write-down of two of the Company’s FPSO units. The Company made changes to its expected cash flows from the two FPSO units based on recent discussions with potential buyers about the possible sale of the units and existing charterers about contract extensions. This led to the write-down of one unit to its estimated fair value, based on the expected sales price, and a write-down of the other unit to its estimated fair value, using a discounted cash flow approach based on the terms of the existing contract and expectations about future contract extensions and potential sale of the unit.

(2)
Teekay LNG commenced marketing the Alexander Spirit conventional tanker for sale in the second quarter of 2019 and sold the vessel in October 2019 for net proceeds of $11.5 million. The Alexander Spirit is presented as held for sale in the unaudited consolidated balance sheets as at September 30, 2019.

(3)
During the three and nine months ended September 30, 2018, Teekay LNG recorded write-downs on the European Spirit and African Spirit Suezmax tankers to their estimated resale value. In the fourth quarter of 2018, Teekay LNG sold the European Spirit and African Spirit for net proceeds of $15.7 million and $12.8 million, respectively, using the net proceeds from the sales primarily to repay its existing term loans associated with the vessels.

(4)
In June 2018, the carrying value for four of Teekay LNG's seven wholly-owned Multi-gas carriers, the Napa Spirit, Pan Spirit, Cathinka Spirit and Camilla Spirit, were written down to their estimated fair values, using appraised values, as a result of Teekay LNG's evaluation of alternative strategies for these assets, the current charter rate environment and the outlook for charter rates for these vessels.